Exhibit 8

                                Power of Attorney

                       CERTIFICATION OF POWER OF ATTORNEY





The undersigned, being the Secretary of GE Life and Annuity Assurance Company, hereby certifies that the attached Power of Attorney is a true and complete copy of the document executed by the President and Chief Operating Officer of the Company on April 15, 1999, and that such power of attorney is in full force and effect as of this 25th day of June, 1999, and has not been rescinded or amended by any subsequent action.


                                                 /s/ Donita M. King
                                                 -------------------------------
                                                 Donita M. King
                                                 Sr. Vice President,
                                                 General Counsel and Secretary

                      GE LIFE AND ANNUITY ASSURANCE COMPANY

                                POWER OF ATTORNEY


GE Life and Annuity Assurance Company, a Virginia Corporation (the "Company") and its Director and Sr. Vice President, Leon E. Roday, hereby nominate and appoint Pamela S. Schutz, Selwyn L. Flournoy, Jr. and Patricia L. Dysart, (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940 and on form S-6 under the Securities Act of 1933 (including all and all pre- and post-effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors themselves might or could do.

IN WITNESS WHEREOF, GE LIFE AND ANNUITY ASSURANCE COMPANY has caused this power of attorney to be executed in its full name and by its President and attested by its secretary, and the undersigned officer has executed such power of attorney, as of June 25, 1999.

                                         GE LIFE AND ANNUITY ASSURANCE COMPANY



                                          BY /s/ Pamela S. Schutz
                                            ------------------------------------
                                               Pamela S. Schutz
                                               Director, President and COO



                                          BY /s/ Leon E. Roday
                                            ------------------------------------
                                               Leon E. Roday
                                               Director and Sr. Vice President
ATTEST:


/s/ Donita M. Kings
------------------------------
Donita M. King
Senior Vice President,
General Counsel and Secretary